Exhibit 99.1

Page
Gateway Shopping Center

Independent Auditors’ Report	F-1

Statement of Revenues and Certain Expenses for the year ended December 31, 2011 (Audited) and three months ended March 31, 2012 (Unaudited)	F-2

Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2011 (Audited) and three months ended March 31, 2012 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.

Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2012 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011 (Unaudited)	F-7

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Gateway Shopping Center, located in Marysville, Washington (the “Property”) for the year ended December 31, 2011 (the “financial statement”). The financial statement is the responsibility of management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
July 13, 2012

GATEWAY SHOPPING CENTER
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2011	Three Months Ended March 31, 2012 (Unaudited)
Revenues
Rental income (note 4)	$2,781	$666
Total revenues	2,781	666

Certain Expenses
Utilities	30	8
Repairs, maintenance, and supplies	110	27
Cleaning	24	9
Real estate taxes	201	49
Insurance	21	5
Ground Rents (note 5)	90	23
Bad debt	10	7
Total expenses	486	128

Excess of revenues over certain expenses	$2,295	$538

See accompanying notes to statement of revenues and certain expenses.

GATEWAY SHOPPING CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2011 (AUDITED) AND
THREE MONTHS ENDED MARCH 31, 2012 (UNAUDITED)

1.Business and Organization

Gateway Shopping Center (the “Property”) is a shopping center located in Marysville, Washington.  The Property was owned by KRG/WLM Marysville, LLC (“Seller”).  The Property, which is anchored by two tenants, has an aggregate gross rentable area of 99,444 square feet.  The anchor tenants occupy 59,947 square feet.

On February 16, 2012, the Property was acquired by ROIC Washington, LLC (“Buyer”), a wholly-owned subsidiary of Retail Opportunity Investments Corp. (the “Company”).

2.Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the financial statement for the three months ended March 31, 2012 (unaudited) and for the year ended December 31, 2011 have been included.  Such adjustments consisted of normal recurring items.  Interim results are not necessarily indicative of results for a year.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.           Subsequent Events

The Company has evaluated subsequent events through July 13, 2012, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statement.

4.Leases

The Property is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2011, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2012	$2,276,316
2013	2,244,081
2014	2,175,140
2015	2,055,972
2016	1,963,840
Thereafter	11,358,569
$22,073,918

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Property’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to an increase of approximately $108,400 and $18,300 in rental income for the year ended December 31, 2011 and the three months ended March 31, 2012, respectively.

5.Commitments and Contingencies

As part of the Property acquisition in February 2012, the Company acquired the majority of the land and building, however, a small portion of the land is subject to an operating lease which expires in 2028. The lease also allows the Company to extend the initial term with four options each of which are five years.

The following table presents the Company's operating lease obligations outstanding at December 31, 2011:

	2012	2013	2014	2015	2016	Thereafter	Total
Operating lease obligations:
Gateway Shopping Center	$90,000	$90,000	$90,000	$90,000	$90,000	$1,125,000	$1,575,000

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2012 and for the year ended December 31, 2011 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of the property known as Gateway Shopping Center (the "Property") on January 1, 2011.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2011 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended March 31, 2012. The pro forma consolidated financial statements do not purport to represent the Company’s financial position or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2011; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2012

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Gateway Shopping Center (5)	Pro forma adjustments		Company Pro Forma
Revenue
Base rents	$13,341	$304	18	(2)	$13,663
Recoveries from tenants	3,104	34	-		3,138
Mortgage interest	202	-	-		202
Total revenues	16,647	338	18		17,003

Operating expenses
Property operating	2,969	47	-		3,016
Property taxes	1,599	24	-		1,623
Depreciation and amortization	6,650	24	-		6,674
General & Administrative Expenses	2,420	-	-		2,420
Acquisition transaction costs	122	-	-		122
Total operating expenses	13,760	95	-		13,855

Operating income	2,887	243	18		3,148
Non-operating income (expenses)
Interest expense	(2,294)	-	-		(2,294)
Equity in earnings from unconsolidated joint ventures	524	-	-		524
Interest income	10	-	(3	)(6)	7
Net income attributable to Retail Opportunity Investments Corp.	$1,127	$243	$15		$1,385

Pro forma weighted average shares outstanding

Basic:	49,604				49,604
Diluted:	49,690				49,690

Pro forma income per share

Basic and diluted:	$0.02				$0.03

Pro forma dividends per share:	$0.12				$0.12

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Gateway Shopping Center	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$39,581	$2,389	$75	(2)	$42,045
Recoveries from tenants	10,248	392	-		10,640
Mortgage interest	1,909	-	-		1,909
Total revenues	51,738	2,781	75		54,594

Operating expenses
Property operating	8,404	285	-		8,689
Property taxes	5,023	201	-		5,224
Depreciation and amortization	21,264	-	605	(3)	21,869
General & Administrative Expenses	9,801	-	-		9,801
Acquisition transaction costs	2,291	-	52	(4)	2,343
Total operating expenses	46,783	486	657		47,926

Operating income (loss)	4,955	2,295	(582)		6,668
Non-operating income (expenses)
Interest expense	(6,225)	-	-		(6,225)
Gain on bargain purchase	9,449	-	-		9,449
Equity in earnings from unconsolidated joint ventures	1,458	-	-		1,458
Interest income	19	-	(15	)(6)	4
Net income (loss) attributable to Retail Opportunity Investments Corp.	$9,656	$2,295	$(597)		$11,354

Pro forma weighted average shares outstanding

Basic:	42,477				42,477
Diluted:	42,526				42,526

Pro forma income per share

Basic and diluted:	$0.23				$0.26

Pro forma dividends per share:	$0.39				$0.39

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(Dollar amounts in thousands, except per share data)

Adjustments to the Pro Forma Consolidated Statement of Operations

1.	Derived from the Company’s audited and unaudited financial statements for the year ended December 31, 2011 and the three months ended March 31, 2012.

2.
Reflects the pro forma adjustment of $18 and $75 for the three months ended March 31, 2012 and the year ended December 31, 2011, respectively, to record operating rents on a straight-line basis beginning on the first day of the period presented.

3.
Reflects the estimated depreciation for the Property based on estimated values allocated to building at the beginning period presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows:

	Estimated Useful Life	Year Ended December 31, 2011 Depreciation Expense

Building	39 years	$605

4.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.

5.	Reflects the operating results for the period January 1, 2012 to February 15, 2012.

6.	Reflects the pro forma adjustment to interest income to assume the acquisition has been made on the first day of the period presented.